UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 7, 2011

CORN PRODUCTS INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13397	22-3514823
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

5 Westbrook Corporate Center, Westchester, Illinois	60154-5749
(Address of Principal Executive Offices)	(Zip Code)

(708) 551-2600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)  Action with respect to Certain Compensatory Plans.

On February 7 and February 8, 2011, the Compensation Committee (the “Committee”) of the Board of Directors of Corn Products International, Inc. (the “Company”) took certain actions relating to compensatory plans in which the Company’s “named executive officers” participate.   The actions relating to compensation of Ilene S. Gordon, the Company’s principal executive officer, were recommended by the Committee to the Company’s independent, outside, non-employee directors who approved those actions on February 8, 2011.  For purposes of this Report on Form 8-K such “named executive officers” consist of the Company’s principal executive officer, principal financial officer and the other executive officers for whom disclosure was required in the Company’s most recent filing with the Securities and Exchange Commission that required disclosure pursuant to Item 402(c) of Regulation S-K.  Jorge L. Fiamenghi who is included in the definition of “named executive officer” retired August 31, 2010.  Therefore he did not receive any of the awards discussed below, except for earning pro rata portions of his bonus for 2010 under the Annual Incentive Plan and his 2008 performance share award.

Approval of Cash Incentive Bonuses for 2010 under Annual Incentive Plan

On February 7, the Committee approved annual cash bonuses earned in 2010 for the Company’s named executive officers (the “2010 AIP Bonuses”).  The 2010 AIP Bonuses were earned based upon the achievement of performance goals established by the Committee in early 2010.  The Committee exercised its discretion to not include the impact of the acquisition of National Starch and the shutdown of the Company’s Chilean plant in the calculation of earnings per share for purposes of determining 2010 performance under the Annual Incentive Plan.  The Committee also exercised its discretion to approve adjustments to increase certain 2010 AIP Bonuses for exceptional performance.

The 2010 AIP Bonuses approved for the named executive officers were as follow:

Ilene S. Gordon	$2,000,000
Cheryl K. Beebe	$1,018,000
Jack C. Fortnum	$625,000
John F. Saucier	$639,000
Jorge L. Fiamenghi	$433,000

Setting of Performance Criteria for Cash Bonuses for 2011 under Annual Incentive Plan

The Committee established the performance criteria applicable for cash incentives that certain employees are eligible to earn for 2011 under the Company’s Annual

Incentive Plan (“2011 AIP Bonuses”).  Participants are eligible to earn bonuses for 2011 ranging from 0% to 200% of target depending on whether and to what extent the goals established by the Committee are attained.

2011 AIP Bonuses for Ilene S. Gordon, Cheryl K. Beebe and John F. Saucier will be determined on the basis of goals for total Company earnings before interest, taxes, depreciation and amortization (“EBITDA”) (60%), total Company operating working capital net of margin accounts (15%) and personal objectives (25%), and the 2011 AIP bonus for Jack C. Fortnum will be determined on the basis of goals for total Company and regional EBITDA (60%), total Company operating working capital net of margin accounts (15%) and personal objectives (25%), in each case as approved by the Committee.

Approval of Common Stock Earned with Respect to 2008 Performance Shares

The Committee also approved the number of shares of the Company’s common stock (“Common Stock”) earned with respect to performance shares awarded under the Stock Incentive Plan in January 2008 (“2008 Performance Shares”).  The 2008 Performance Shares were earned based upon goals established by the Committee for a three-year cycle beginning on January 1, 2008 and ending on December 31, 2010.  The Committee exercised its discretion to not include the impact of the acquisition of National Starch and the shutdown of the Company’s Chilean plant in the calculation of earnings per share and return on capital employed for purposes of determining performance with respect to the 2008 Performance Shares.

The shares of Common Stock approved as earned with respect to 2008 Performance Shares for the named executive officers were as follow:

Cheryl K. Beebe	15,014
Jack C. Fortnum	15,750
John F. Saucier	11,776
Jorge L. Fiamenghi	10,467

Award of Performance Shares under Stock Incentive Plan

The Committee also approved the award of performance shares (“2011 Performance Shares”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan.  The Performance Shares may be settled only in shares of the Company’s common stock (“Common Stock”).  The number of shares of Common Stock, if any, that recipients of 2011 Performance Share awards will receive in relation to such awards will be based upon the extent to which the Company attains the total shareholder return goal (as measured against a peer-group of 21 companies) for the three-year cycle beginning on January 1, 2011 and ending on December 31, 2013, as approved by the Committee, and can vary from no shares to 200%

of the target awards.   The target awards to the named executive officers were as follow:

Executive Officer	Shares

Ilene S. Gordon	25,500
Cheryl K. Beebe	6,200
Jack C. Fortnum	6,000
John F. Saucier	3,100

A form of the Performance Plan Award Agreement used to document 2011 Performance Share awards made to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Award of Stock Options under Stock Incentive Plan

Effective February 8, the Committee also approved the award of stock options to certain executive officers, including the named executive officers. The stock options have an exercise price of $47.95 per share (the closing price on February 8, 2011), will vest in three equal installments on February 8, 2012, 2013 and 2014 and will remain exercisable until February 7, 2021. The stock option awards to the named executive officers were as follow:

Shares
Subject to
Executive Officer	Options

Ilene S. Gordon	74,900
Cheryl K. Beebe	18,200
Jack C. Fortnum	17,500
John F. Saucier	9,000

A form of the Notice of Grant of Stock Option and Option Award Agreement used to document grants of stock options to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Award of Restricted Stock Units under Stock Incentive Plan

Effective February 8, the Committee also approved the award of restricted stock units (“RSUs”) to certain executive officers, including the named executive officers, under the Company’s Stock Incentive Plan.  The RSUs may be settled only in shares of Common Stock (one share per RSU) and will vest on February 8, 2014.  In the event of termination of employment due to death, disability or retirement (defined as age 55 and 10 years of service or age 62), the RSUs will vest on a pro-rata basis using the number of full months employed during the thirty-six month vesting period.  The RSU awards to the named executive officers were as follow:

Executive Officer	RSUs

Ilene S. Gordon	26,500
Cheryl K. Beebe	4,400
Jack C. Fortnum	4,300
John F. Saucier	2,200

A form of the Notice of Grant of Restricted Stock Units and Restricted Stock Units Award Agreement used to document grants of restricted stock units to named executive officers under the Company’s Stock Incentive Plan is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

10.1        Form of Performance Share Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.2        Form of Notice of Grant of Stock Option and Option Award Agreement for use in connection with awards under the Stock Incentive Plan.

10.3        Form of Notice of Grant of Restricted Stock Units and Restricted Stock Units Award Agreement for use in connection with awards under the Stock Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORN PRODUCTS INTERNATIONAL, INC.

Date: February 11, 2011	By:	/s/ Cheryl K. Beebe
Cheryl K. Beebe
Executive Vice President and Chief Financial Officer